SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant   ☐

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☐ Preliminary Proxy Statement
☐  Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))
☐  Definitive Proxy Statement
☑  Definitive Additional Materials
☐  Soliciting Material under Rule 14a-12

CAMAC ENERGY INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS for the Annual Meeting of Stockholders
	DATE:	Friday, June 24, 2011
	TIME:	at 10:00 a.m. (local time)
	LOCATION:	JW Marriott Houston, 5150 Westheimer, Houston, TX 77056

HOW TO REQUEST PAPER COPIES OF OUR MATERIALS

PHONE: Call toll free 1-866-752-8683	FAX: Send this card to 202-521-3464	INTERNET: https://www.iproxydirect.com/CAK and follow the on-screen instructions.	EMAIL: proxy@iproxydirect.com. Include your Control ID in your email.

This communication represents a notice to access a more complete set of proxy materials available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement is available at: https://www.iproxydirect.com/CAK

If you want to receive a paper copy of the proxy materials you must request one. There is no charge to you for requesting a copy.  To facilitate timely delivery please make the request, as instructed above, before June 16, 2011.

you may enter your voting instructions at https://www.iproxydirect.com /CAK until 11:59 pm eastern time June 23, 2011.

The purposes of this meeting are as follows:

1.    To elect seven persons to the Board of Directors of the Company, each to serve until the next annual meeting of stockholders of the Company or until such person shall resign, be removed or otherwise leave office.
2.    To ratify the selection by the Audit Committee of RBSM LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011.
3.    To approve an amendment to our 2009 Equity Incentive Plan (the “Plan”) that increases the number of shares of common stock available for issuance under the Plan by 6,000,000.
4.    To hold a non-binding, advisory vote on the compensation of the Company’s management.
5.    To hold a non-binding, advisory vote on the frequency of the advisory vote on the compensation of the Company’s management.

Pursuant to new Securities and Exchange Commission rules, you are receiving this Notice that the proxy materials for the Annual meeting are available on the Internet. Follow the instructions above to view the materials and vote or request printed copies.

Only stockholders of record at the close of business on May 4, 2011 (the “Record Date”) are entitled to notice and to vote at the Meeting and any adjournment.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL NOMINEES IN PROPOSAL 1, “FOR” PROPOSALS 2, 3 AND 4 AND “THREE YEARS” FOR PROPOSAL 5.

Please note – This is not a Proxy Card - you cannot vote by returning this card

CAMAC ENERGY, INC.
SHAREHOLDER SERVICES
500 Perimeter Park Drive Suite D
Morrisville NC 27560

TIME SENSITIVE SHAREHOLDER INFORMATION ENCLOSED

IMPORTANT SHAREHOLDER INFORMATION

YOUR VOTE IS IMPORTANT